ALPS SERIES TRUST

American Independence Global Tactical Allocation Fund

Supplement dated August 27, 2019 to the Fund’s Prospectus and Statement of Additional Information,
each dated January 28, 2019, as may have been supplemented and revised.

The American Independence Global Tactical Allocation Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), received notice from Manifold Partners, LLC (“MPL”), its investment adviser, of its intention to terminate the investment advisory agreement between MPL and the Trust, with respect to the Fund, effective September 12, 2019. Following receipt of the notice, the Board of Trustees (the “Board”) of the Trust began a review of potential options for the Fund going forward.

After review, the Board, in consultation with the Trust’s officers, has determined that it is in the best interest of shareholders that the Fund be closed and liquidated as a series of the Trust. Accordingly, on August 22, 2019, the Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. It is anticipated that the Fund will be liquidated and all outstanding shares redeemed on or about the close of trading on the New York Stock Exchange on September 12, 2019 (the “Liquidation Date”).

In anticipation of the Fund’s liquidation, the Fund is closed to new purchases and will no longer pursue its stated investment objective effective immediately. The Fund will begin liquidating its portfolio and will invest in cash or cash equivalents until all Fund shares have been redeemed. Any distributions declared to shareholders of the Fund after the date of this supplement, and until the close of trading on the New York Stock Exchange on the Liquidation Date will be paid in accordance with the instructions previously provided by a shareholder to the Fund’s transfer agent, or automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.

Although the Fund is closed to new purchases, you may continue to redeem your shares of the Fund as provided in the Prospectus. Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please retain this supplement with your Prospectus and Statement of Additional Information.